EXHIBIT 10.53

ACCERIS COMMUNICATIONS INC.

SECURITIES PURCHASE AGREEMENT

October 14, 2004

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TABLE OF CONTENTS
(Continued)

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TABLE OF CONTENTS
(Continued)

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LIST OF EXHIBITS

Form of Convertible Term Note	Exhibit A
Form of Warrant	Exhibit B
Form of Escrow Agreement	Exhibit C

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-iv-

THIS AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF (i) THAT CERTAIN INTERCREDITOR AGREEMENT DATED OF EVEN DATE HEREWITH BY AND AMONG THE COMPANY, THE PURCHASER AND WELLS FARGO FOOTHILL, INC. AND (ii) ANY REPLACEMENT OR SUCCESSOR INTERCREDITOR AGREEMENT WITH ANY REPLACEMENT OR SUCCESSOR SENIOR CREDITOR.

SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of October 14, 2004, by and between ACCERIS COMMUNICATIONS INC., a Florida corporation (the “Company”), and Laurus Master Fund, Ltd., a Cayman Islands company (the “Purchaser”).

RECITALS

     WHEREAS, the Company has authorized the sale to the Purchaser of a Convertible Term Note in the original principal amount of Five Million Dollars ($5,000,000) (as amended, modified or supplemented from time to time, the “Note”), which Note is convertible into shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) at the initial fixed conversion price per share of Common Stock as set forth in the Note (“Fixed Conversion Price”);

     WHEREAS, the Company wishes to issue a warrant to the Purchaser to purchase up to 1,000,000 shares of the Company’s Common Stock (subject to adjustment as set forth therein) in connection with Purchaser’s purchase of the Note;

     WHEREAS, Purchaser desires to purchase the Note and the Warrant (as defined in Section 2) on the terms and conditions set forth herein;

     WHEREAS, the Company desires to issue and sell the Note and Warrant to Purchaser on the terms and conditions set forth herein;

     WHEREAS, the Company has a secured senior credit facility in place as of the date hereof pursuant to that certain Loan and Security Agreement by and among the Company, Acceris Communications Corp. and Wells Fargo Foothill, Inc., a California corporation (“Foothill”), dated as of December 10, 2001, as amended from time to time through the date hereof (as amended through the date hereof, the “Foothill Loan”); and

     WHEREAS, the Company and the Purchaser desire to enter into an Intercreditor Agreement by and among the Company, the Purchaser and Foothill of even date herewith to subordinate this Agreement, the Note and the Related Agreements (as defined below) to the Foothill Loan,

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AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Agreement to Sell and Purchase; Subordination.

          (a) Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, a Note in the aggregate principal amount of $5,000,000 convertible in accordance with the terms thereof into shares of the Company’s Common Stock in accordance with the terms of the Note and this Agreement. The Note purchased on the Closing Date shall be known as the “Offering.” A form of the Note is annexed hereto as Exhibit A. The Note will mature on the Maturity Date (as defined in the Note). Collectively, the Note and Warrant and Common Stock issuable in payment of the Note, upon conversion of the Note and upon exercise of the Warrant are referred to as the “Securities.”

          (b) The Purchaser acknowledges and agrees that this Agreement, the Note and the other Related Agreements (as defined below) shall be subordinate to the Foothill Loan, pursuant to that certain Intercreditor Agreement among the Company (and/or Acceris Communications Corp.), the Purchaser and Foothill of even date herewith (the “Foothill Intercreditor Agreement”). The term “Senior Debt” as used herein shall refer to (i) the Foothill Loan and all obligations of the Company and/or Acceris Communications Corp. to Foothill in connection therewith and (ii) any replacement or successor senior credit facility of the Company and/or Acceris Communications Corp. in the aggregate principal amount of up to $18 million, with interest to accrue thereon at a rate not to exceed 10% per annum. The term “Intercreditor Agreement” as used herein shall refer to (i) the Foothill Intercreditor Agreement and (ii) the intercreditor agreement to be entered into in connection with any subsequent Senior Debt, having subordination and security provisions not materially more restrictive upon the Purchaser than those contained in the Foothill Intercreditor Agreement. The term “Senior Creditor” as used herein shall refer to (i) Foothill and (ii) any subsequent lender of Senior Debt.

     2. Fees and Warrant. On the Closing Date:

     (a) The Company will issue and deliver to the Purchaser a Warrant to purchase up to 1,000,000 shares of Common Stock in connection with the Offering (as amended, modified or supplemented from time to time, the “Warrant”) pursuant to Section 1 hereof. The Warrant must be delivered on the Closing Date. A form of Warrant is annexed hereto as Exhibit B. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchaser by the Company hereunder are hereby also made and granted in respect of the Warrant and shares of the Company’s Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”).

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     (b) Subject to the terms of Section 2(d) below, the Company shall pay to Laurus Capital Management, LLC, the manager of the Purchaser, a closing payment in an amount equal to three and nine tenths percent (3.90%) of the original principal amount of the Note. The foregoing fee is referred to herein as the “Closing Payment.”

     (c) The Company shall reimburse the Purchaser for its reasonable expenses (including legal fees and expenses) incurred in connection with the preparation and negotiation of this Agreement and the Related Agreements (as hereinafter defined), and expenses incurred in connection with the Purchaser’s due diligence review of the Company and its Subsidiaries (as defined in Section 4.2) and all related matters. Amounts required to be paid under this Section 2(c) will be paid on the Closing Date and shall not exceed $44,500 in the aggregate for such expenses referred to in this Section 2(c).

     (d) The Closing Payment and the expenses referred to in the preceding clause (c) (net of deposits previously paid by the Company) shall be paid at closing out of funds held pursuant to the Escrow Agreement (as defined below) and a disbursement letter (the “Disbursement Letter”).

     3. Closing, Delivery and Payment.

          3.1 Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the “Closing”), shall take place on the date hereof, at such time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the “Closing Date”).

          3.2 Delivery. Pursuant to the Escrow Agreement, at the Closing on the Closing Date, the Company will deliver to the Purchaser, among other things, a Note in the form attached as Exhibit A representing the original principal amount of $5,000,000 and a Warrant in the form attached as Exhibit B in the Purchaser’s name representing 1,000,000 Warrant Shares and the Purchaser will deliver to the Company, among other things, the amounts set forth in the Disbursement Letter by certified funds or wire transfer.

     4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the representations and warranties set forth in this Section 4 (which representations and warranties are supplemented by the Company’s filings under the Securities Exchange Act of 1934 made prior to the date of this Agreement (collectively, the “Exchange Act Filings”), copies of which have been provided to the Purchaser) are true, correct and complete in all material respects as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date):

          4.1 Organization, Good Standing and Qualification. Each of the Company and each of its Subsidiaries is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and each of its Subsidiaries has the corporate power and authority to own and operate its properties and assets, and to the extent party thereto, to execute and deliver (i) this Agreement, (ii) the Note and the Warrant to be issued in connection with this Agreement, (iii) the Master Security Agreement dated as of the date hereof among the Company,

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certain Subsidiaries of the Company, the Purchaser and the other parties thereto (as amended, modified or supplemented from time to time, the “Master Security Agreement”), (iv) the Registration Rights Agreement relating to the Securities dated as of the date hereof between the Company and the Purchaser (as amended, modified or supplemented from time to time, the “Registration Rights Agreement”), (v) the Guaranty dated as of the date hereof made by certain Subsidiaries of the Company, Counsel Corporation and certain of its affiliates party thereto (as amended, modified or supplemented from time to time, the “Guaranty”), (vi) the Stock Pledge Agreement dated as of the date hereof among the Company, certain Subsidiaries of the Company, Counsel Corporation (US), a Delaware corporation, Counsel Communications, L.L.C., a Delaware limited liability company, and the Purchaser (as amended, modified or supplemented from time to time, the “Stock Pledge Agreement”), (vii) the Funds Escrow Agreement dated as of the date hereof among the Company, the Purchaser and the escrow agent referred to therein, substantially in the form of Exhibit C hereto (as amended, modified or supplemented from time to time, the “Escrow Agreement”) and (viii) all other agreements related to this Agreement and the Note and referred to herein (the preceding clauses (ii) through (viii), collectively, the “Related Agreements”), to issue and sell the Note and the shares of Common Stock issuable upon conversion of the Note (the “Note Shares”), to issue and sell the Warrant and the Warrant Shares, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. Each of the Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company, Acceris Communications Corp. and Acceris Communications Technologies, Inc., taken individually or as a whole (a “Material Adverse Effect”).

          4.2 Subsidiaries. Each direct and indirect Subsidiary of the Company, the direct owner of such Subsidiary and its percentage ownership thereof as of the date hereof, is set forth on Schedule 4.2. For the purpose of this Agreement, a “Subsidiary” of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time.

          4.3 Capitalization; Voting Rights.

     (a) The authorized capital stock of the Company, as of the date hereof consists of 310,000,000 shares, of which 300,000,000 are shares of Common Stock, par value $0.01 per share, 19,262,095 shares of which are issued and outstanding[, and 10,000,000 are shares of preferred stock, par value $10.00 per share of which 619 shares of preferred stock are issued and outstanding. The authorized capital stock of each Subsidiary of the Company is set forth on Schedule 4.3.

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     (b) Except as disclosed on Schedule 4.3, other than: (i) the shares reserved for issuance under the Company’s stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 4.3, neither the offer, issuance or sale of any of the Note or the Warrant, or the issuance of any of the Note Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

     (c) All issued and outstanding shares of the Company’s Common Stock: (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

     (d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company’s Certificate of Incorporation (the “Charter”). The Note Shares and Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company’s Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

          4.4 Authorization; Binding Obligations. All corporate, partnership or limited liability company, as the case may be, action on the part of the Company and each of its Subsidiaries (including the respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company and its Subsidiaries hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Note and Warrant has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of the Company and each of its Subsidiaries, enforceable against each such person in accordance with their terms, except:

     (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and

     (b) general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Note and the subsequent conversion of the Note into Note Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrant and the subsequent exercise of the

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Warrant for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

          4.5 Liabilities. Neither the Company nor any of its Subsidiaries has actual knowledge of any contingent liabilities, except (i) current liabilities incurred in the ordinary course of business and (ii) liabilities disclosed in any Exchange Act Filings.

          4.6 Intentionally Omitted.

          4.7 Intentionally Omitted.

          4.8 Material Adverse Effect. Except as set forth in Schedule 4.8, all financial statements relating to the Company and its Subsidiaries that have been delivered by the Company to the Purchaser have been prepared in accordance with generally accepted accounting principles as in effect in the United States, consistently applied, as of the dates thereof (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, the Company’s financial condition as of the dates thereof and results of operations for the periods then ended. Since the date of the latest financial statements submitted to the Purchaser on or before the Closing Date, there has not been any change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of the Company which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate a Material Adverse Effect.

          4.9 Title to Properties and Assets; Liens, Etc. Except as accrued for and reflected in the Company’s financial statements, each of the Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

     (a) those resulting from taxes which have not yet become delinquent;

     (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or any of its Subsidiaries;

     (c) those that have otherwise arisen in the ordinary course of business;

     (d) those in favor of the Senior Creditor;

     (e) after giving effect to the transactions contemplated hereby, those in favor of the Purchaser; and

     (f) those that have arisen in connection with debt permitted by Section 6.12(e)(i), including, but not limited to those liens in favor of Counsel Corporation, an Ontario corporation, and its affiliates.

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All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.9, the Company and its Subsidiaries are in compliance with all material terms of each lease to which it is a party or is otherwise bound.

          4.10 Intellectual Property. Each of the Company and each operating Subsidiary owns, or holds licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as presently conducted.

          4.11 Compliance with Other Instruments. Neither the Company nor any of its Subsidiaries is in violation or default of (x) any term of its Charter or Bylaws, or (y) of any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth in Schedule 4.11, the execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Note by the Company and the other Securities by the Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries (other than in favor of the Purchaser pursuant to the Master Security Agreement and Stock Pledge) or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

          4.12 Litigation. Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its Subsidiaries that prevents the Company or any of its Subsidiaries from entering into this Agreement or the other Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or which the Company or any of its Subsidiaries presently intends to initiate where the amount in controversy exceeds $600,000.

          4.13 Tax Returns and Payments. Each of the Company and each of its Subsidiaries has timely filed all tax returns (federal, state and local) required to be filed by it in all material respects. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company or any of its Subsidiaries on or before the Closing, have been paid, or will be paid prior to the time they become delinquent, in all material respects. Neither the Company nor any of its Subsidiaries has been advised:

     (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

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     (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

          4.14 Employee Benefits. None of the Company, any of its Subsidiaries or any of their ERISA Affiliates (as defined in the Foothill Loan) maintains or contributes to any Benefit Plan (as defined in the Foothill Loan).

          4.15 Registration Rights and Voting Rights. Except as set forth on Schedule 4.15 and except as disclosed in Exchange Act Filings, neither the Company nor any of its Subsidiaries is presently under any obligation, and neither the Company nor any of its Subsidiaries has granted any rights, to register any of the Company’s or its Subsidiaries’ presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule 4.15 and except as disclosed in Exchange Act Filings, to the Company’s knowledge, no stockholder of the Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

          4.16 Compliance with Laws; Permits. Except as set forth on Schedule 4.16, neither the Company nor any of its Subsidiaries is in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any other Related Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. Each of the Company and its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.17 Environmental and Safety Laws. To the Company’s knowledge, neither the Company nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. To the Company’s knowledge, except as set forth on Schedule 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or any of its Subsidiaries or, to the Company’s knowledge, by any other person or entity on any property owned, leased or used by the Company or any of its Subsidiaries. For the purposes of the preceding sentence, “Hazardous Materials” shall mean:

     (a) materials which are listed or otherwise defined as “hazardous” or “toxic” under any applicable local, state, federal and/or foreign laws and regulations that govern

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the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

     (b) any petroleum products or nuclear materials.

          4.18 Valid Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

          4.19 Full Disclosure. Each of the Company and each of its Subsidiaries has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Note and Warrant, including all information the Company and its Subsidiaries believe is reasonably necessary to make such investment decision. Neither this Agreement, the Related Agreements, the exhibits and schedules hereto and thereto nor any other document delivered by the Company or any of its Subsidiaries to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company or any of its Subsidiaries were based on the Company’s and its Subsidiaries’ experience in the industry and on assumptions of fact and opinion as to future events which the Company or any of its Subsidiaries, at the date of the issuance of such projections or estimates, believed to be reasonable, it being understood and acknowledged by the Purchaser that projections and estimates are subject to significant uncertainties and contingencies beyond the Company’s control and that no assurances can be given that such projections will be realized.

          4.20 Insurance. Each of the Company and each of its Subsidiaries has general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company and its Subsidiaries in the same or similar business.

          4.21 SEC Reports. Except as set forth on Schedule 4.21, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as set forth on Schedule 4.21, the Company’s Annual Report on Form 10-KSB for its fiscal year ended December 31, 2003, each of its Quarterly Reports on Form 10-QSB for its fiscal quarters ended March 31, 2004 and June 30, 2004 and the Form 8-K filings which it has made during the fiscal year 2004 to date (collectively, the “SEC Reports”), each was, at the time of its respective filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a

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material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          4.22 Quotation. The Company’s Common Stock is quoted on the Over-the-Counter Bulletin Board (OTCBB) (the “Principal Market”). Except as set forth on Schedule 4.22, the Company has not received any notice that its Common Stock will cease to be quoted on the OTCBB or that its Common Stock does not meet all requirements for continued quotation.

          4.23 No Integrated Offering. Neither the Company, nor any of its Subsidiaries or affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any of the Related Agreements to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

          4.24 Stop Transfer. The Securities are restricted securities as of the date of this Agreement. Neither the Company nor any of its Subsidiaries will issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

          4.25 Dilution. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Note and exercise of the Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

          4.26 Patriot Act. The Company certifies that, to the best of Company’s knowledge, neither the Company nor any of its Subsidiaries has been designated, and is not owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and agrees that: (i) none of the cash or property that the Company or any of its Subsidiaries will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company or any of its Subsidiaries to the Purchaser, to the extent that they are within the Company’s and/or its Subsidiaries’ control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations ceases to be true and accurate regarding the Company or any of its Subsidiaries. The Company agrees to provide the Purchaser any additional information regarding the Company or any of its Subsidiaries that the Purchaser deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is

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finally determined by a court of competent jurisdiction or other appropriate governmental authority that any of the foregoing representations are incorrect in any material respect or incorrect such that the Purchaser is adversely affected, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Purchaser may seek appropriate and reasonably necessary relief to ensure compliance with applicable law or regulation, including, but not limited to, segregation and/or redemption of the Purchaser’s investment in the Company. The Company further understands that the Purchaser may release confidential information about the Company and its Subsidiaries and, if applicable, any underlying beneficial owners, to proper governmental authorities if the Purchaser, in its good faith, reasonable discretion, determines that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

     5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

          5.1 No Shorting. The Purchaser or any of its affiliates and investment partners has not directly engaged in, and will not and will not cause any person or entity to directly engage in, “short sales” of the Company’s Common Stock as long as the Note shall be outstanding.

          5.2 Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law and its governing documents and operating agreements, as applicable, to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on Purchaser’s part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except:

     (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and

     (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

          5.3 Investment Representations. Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser’s representations contained in the Agreement, including, without limitation, that the Purchaser is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note and the Warrant to be purchased by it under this Agreement and the Note Shares and the Warrant Shares acquired by it upon the conversion of the Note and the exercise of the Warrant, respectively. The Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the

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Company regarding the Company’s and its Subsidiaries’ business, management and financial affairs and the terms and conditions of the Offering, the Note, the Warrant and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

          5.4 Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

          5.5 Acquisition for Own Account. The Purchaser is acquiring the Note and Warrant and the Note Shares and the Warrant Shares for the Purchaser’s own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

          5.6 Purchaser Can Protect Its Interest. The Purchaser represents that by reason of its, or of its management’s, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Note, the Warrant and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

          5.7 Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

          5.8 Withholding Tax Exemption. The Purchaser represents that in connection with any and all interest and principal payments made by the Company to the Purchaser under this Agreement, the Note or any Related Agreement, the Company is not required to withhold any U.S. withholding taxes under Section 1441 or 1442 of the U.S. Internal Revenue Code.

          5.9 Legends.

     (a) The Note shall bear substantially the following legend:

“THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE

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SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ACCERIS COMMUNICATIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

     (b) The Note Shares and the Warrant Shares, if not issued by DWAC system (as hereinafter defined), shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ACCERIS COMMUNICATIONS INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

     (c) The Warrant shall bear substantially the following legend:

“THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ACCERIS COMMUNICATIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

     6. Covenants of the Company. The Company covenants and agrees with the Purchaser as follows:

          6.1 Stop-Orders. The Company will advise the Purchaser, promptly after it receives notice of issuance by the Securities and Exchange Commission (the “SEC”), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

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          6.2 Quotation. The Company shall maintain the quotation of its Common Stock on the Principal Market, and will comply in all material respects with the requirements for continued quotation.

          6.3 Market Regulations. The Company shall take all necessary action and proceedings and make all filings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser and, upon request of the Purchaser, shall promptly provide copies thereof to the Purchaser.

          6.4 Reporting Requirements. The Company will timely file with the SEC all reports relating to periods closing subsequent to the date hereof required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

          6.5 Use of Funds. The Company agrees that it will use the proceeds of the sale of the Note and the Warrant for its general working capital purposes or its Subsidiaries general working capital purposes only.

          6.6 Access to Facilities. Each of the Company and each of its Subsidiaries will permit any representatives designated by the Purchaser (or any successor of the Purchaser), upon reasonable notice and during normal business hours, at such person’s expense and accompanied by a representative of the Company, to:

     (a) visit and inspect any of the properties of the Company or any of its Subsidiaries;

     (b) examine the corporate and financial records of the Company or any of its Subsidiaries (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

     (c) discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with the directors, officers and independent accountants of the Company or any of its Subsidiaries;

provided, however, that such visits, inspections and examinations shall not occur more than twice per fiscal year in the aggregate in the absence of an Event of Default. In the event that Company or any of its Subsidiaries provides any material, non-public information to the Purchaser pursuant to this Section 6.6 or otherwise, the Purchaser shall comply with Regulation FD and all other applicable federal securities laws in connection therewith and, upon the request of the Company, shall sign a confidentiality agreement.

          6.7 Taxes. Each of the Company and each of its Subsidiaries will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and its Subsidiaries except where failure to do so would not have a Material Adverse Effect; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate

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proceedings, as determined in the good faith business judgment of the Company, and if the Company and/or such Subsidiary shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and its Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

          6.8 Insurance. Each of the Company and its Subsidiaries will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and its Subsidiaries; and the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and its Subsidiaries and to the extent available on commercially reasonable terms. The Company, and each of its Subsidiaries that is a party to the Master Security Agreement will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for its obligations hereunder and under the Related Agreements. At the Company’s and each of its Subsidiaries’ joint and several cost and expense in amounts and with carriers reasonably acceptable to Purchaser, the Company and each of its Subsidiaries shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company’s or the respective Subsidiary’s including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company’s or the respective Subsidiary’s insuring against larceny, embezzlement or other criminal misappropriation of insured’s officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company or any of its Subsidiaries either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker’s compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective Subsidiary is engaged in business; and (v) furnish Purchaser with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting the Company’s workers’ compensation policy, endorsements to such policies naming Purchaser as “co-insured” or “additional insured” and appropriate loss payable endorsements in form and substance satisfactory to Purchaser, naming Purchaser as loss payee, and (z) evidence that as to Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or any Subsidiary and the insurer will provide Purchaser with at least thirty (30) days notice prior to cancellation. The Company and each Subsidiary shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Company and/or the Subsidiary and Purchaser jointly. In the event that as of the date of receipt of each loss recovery upon any such insurance, the Purchaser has not declared an Event of Default with respect to this Agreement or any of the Related Agreements, then the Company and/or such Subsidiary shall be permitted to direct the application of such loss recovery proceeds toward investment in property, plant and equipment that would comprise “Collateral” secured by

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Purchaser’s security interest pursuant to the Master Security Agreement, with any surplus funds, at the request of the Purchaser and subject to the Intercreditor Agreement, to be applied toward payment of the obligations of the Company to Purchaser, provided that any such payment shall not be subject to any prepayment penalties or premiums. In the event that Purchaser has properly declared an Event of Default with respect to this Agreement or any of the Related Agreements, then all loss recoveries received by Purchaser upon any such insurance thereafter may be applied to the obligations of the Company hereunder and under the Related Agreements, in such order as the Purchaser may determine, subject to the Intercreditor Agreement, provided that any such payment shall not be subject to any prepayment penalties or premiums. Any surplus (following satisfaction of all Company obligations to Purchaser and the Senior Creditor) shall be paid by Purchaser to the Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company or the Subsidiary, as applicable, to Purchaser, on demand, during the continuance of any such Event of Default.

          6.9 Intellectual Property. Each of the Company and each of its Subsidiaries shall use commercially reasonable efforts to maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

          6.10 Properties. Each of the Company and each of its Subsidiaries will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto as deemed necessary or desirable by the Company and such Subsidiary in the exercise of its reasonable business judgment; and each of the Company and each of its Subsidiaries will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          6.11 Confidentiality. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law, a court of competent jurisdiction, applicable regulation or statutory requirement, and then only to the extent of such requirement. Notwithstanding the foregoing, the Company may disclose Purchaser’s identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

          6.12 Required Approvals. For so long as twenty-five percent (25%) of the initial principal amount of the Note is outstanding, the Company, without the prior written consent of the Purchaser (which shall not be unreasonably withheld, delayed or conditioned), shall not, and shall not permit any of its Subsidiaries to:

     (a) (i) directly or indirectly declare or pay any dividends, other than dividends paid to the Parent or any of its wholly-owned Subsidiaries, (ii) issue any preferred stock that is manditorily redeemable prior to the one year anniversary of Maturity Date (as defined in the Note) or (iii) redeem any of its preferred stock or other equity interests (other than pursuant to certain ongoing dissenters’ rights matters in the state of Florida in connection with the restructuring of certain debt into equity in November 2003);

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     (b) liquidate, dissolve or effect a material reorganization or merger with any person or entity other than the Company or a Subsidiary, provided that the Company and its Subsidiaries may engage in any such transaction (i) where the Company is the surviving entity or (ii) that does not materially reduce the assets of the Company and its Subsidiaries on a consolidated basis;

     (c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company’s or any of its Subsidiaries right to perform the provisions of this Agreement, any Related Agreement or any of the agreements contemplated hereby or thereby;

     (d) engage primarily in any business other than the telecommunications and technology business or any other business not approved in advance by the Board of Directors of the Company;

     (e) (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt and debt incurred to finance the purchase of equipment (not in excess of the amounts permitted pursuant to the terms of the Senior Debt) whether secured or unsecured other than (u) the Company’s indebtedness to the Purchaser, (v) the Senior Debt, (w) any other indebtedness set forth on Schedule 6.12(e) attached hereto, (x) any debt that is subordinate to the Obligations and in connection with which a subordination agreement in form and substance reasonably satisfactory to the Purchaser is in effect therewith, (y) debt incurred in connection with certain business development loans from the State of Pennsylvania (not in excess of $6,000,000 in principal outstanding at any time) and (z) any debt incurred in connection with the purchase of assets in the ordinary course of business, or any refinancings or replacements thereof on terms no less favorable to the Company than the indebtedness being refinanced or replaced; (ii) cancel any debt owing to it in excess of $50,000 in the aggregate during any 12-month period; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except the endorsement of negotiable instruments by the Company or its Subsidiaries for deposit or collection or similar transactions in the ordinary course of business or guarantees of indebtedness otherwise permitted to be outstanding pursuant to this clause (e); and

     (f) create or acquire any Subsidiary after the date hereof unless such Subsidiary that is an operating Subsidiary becomes party to the Master Security Agreement, the Stock Pledge Agreement and the Subsidiary Guaranty (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof) and, to the extent required by the Purchaser, satisfies each condition of this Agreement and the Related Agreements as if such Subsidiary were a Subsidiary on the Closing Date.

          6.13 Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 5.8 above at such time as:

     (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act; or

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     (b) upon resale subject to an effective registration statement after such Securities are registered under the Securities Act.

Upon request, the Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions reasonably and customarily required to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and broker, if any.

          6.14 Opinion. On the Closing Date, the Company will deliver to the Purchaser an opinion acceptable to the Purchaser from the Company’s external legal counsel. The Company will provide, at the Company’s expense, such other legal opinions in the future as are deemed reasonably necessary by the Purchaser (and acceptable to the Purchaser) in connection with the conversion of the Note and exercise of the Warrant.

          6.15 Margin Stock. The Company will not permit any of the proceeds of the Note or the Warrant to be used directly or indirectly to “purchase” or “carry” “margin stock” or to repay indebtedness incurred to “purchase” or “carry” “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

     7. Covenants of the Purchaser. The Purchaser covenants and agrees with the Company as follows:

          7.1 Subordination. In furtherance of the Purchaser’s acknowledgement and agreement that this Agreement and the Purchaser’s security interests and the exercise of its rights and remedies hereunder are subject and subordinate to those of the Senior Creditor under the Senior Debt, whether now or hereafter created, Laurus agrees that it shall, at the request of the Company, execute a subsequent Intercreditor Agreement with any replacement or successor Senior Creditor effecting and evidencing the continuing subordination of the obligations of the Company under this Agreement, the Note and the other Related Agreements, provided such Intercreditor Agreement shall contain subordination and security provisions not materially more restrictive upon the Purchaser than those contained in the Intercreditor Agreement in effect on the date hereof.

          7.2 Confidentiality. The Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by applicable law, a court of competent jurisdiction, applicable regulation or statutory requirement, and then only to the extent of such requirement.

          7.3 Non-Public Information. The Purchaser agrees not to effect any sales in the shares of the Company’s Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

          7.4 [Intentionally Omitted].

     8. Covenants of the Company and Purchaser Regarding Indemnification.

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          8.1 Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser, each of the Purchaser’s officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees), incurred by or imposed upon the Purchaser in connection with any third-party claim or action which results, arises out of or is based upon: (i) any misrepresentation by the Company or any of its Subsidiaries or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by Company or any of its Subsidiaries of any covenant or undertaking to be performed by Company or any of its Subsidiaries hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and Purchaser relating hereto or thereto. Amounts payable by the Company under this Section 8.1 are subject to verification by the Company or an independent accountant appointed by the Company and reasonably acceptable to the Purchaser.

          8.2 Purchaser’s Indemnification. Purchaser agrees to indemnify, hold harmless, reimburse and defend each of the Company and each Subsidiary and each of its respective officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) incurred by or imposed upon such indemnified party in connection with any third-party claim or action which results, arises out of or is based upon: (i) any misrepresentation by Purchaser or breach of any warranty by Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, or any other agreement entered into by the Company and/or any of its Subsidiaries and Purchaser relating hereto or thereto. Amounts payable by the Purchaser under this Section 8.2 are subject to verification by the Purchaser or an independent accountant appointed by the Purchaser and reasonably acceptable to the Company.

          8.3 Notwithstanding the foregoing, neither the Purchaser nor the Company shall be liable to the other for any indirect, special, incidental or consequential damages in connection with this Section 8 or any other provision of this Agreement, the Note or any other Related Agreement.

     9. Conversion of Convertible Note.

          9.1 Mechanics of Conversion.

     (a) Provided the Purchaser has notified the Company of the Purchaser’s intention to sell the Note Shares and the Note Shares are included in an effective registration statement or are otherwise exempt from registration when sold: (i) upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel reasonably acceptable to the Purchaser following a request by the Purchaser) to assure that the Company’s transfer agent shall issue shares of the Company’s Common Stock in the name of the Purchaser (or its nominee) or such other persons as designated by the Purchaser in accordance with Section 9.1(b) hereof and in such denominations to be

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specified representing the number of Note Shares issuable upon such conversion; and (ii) the Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company’s Common Stock and that after the Effectiveness Date (as defined in the Registration Rights Agreement) the Note Shares issued will be freely transferable subject to the prospectus delivery requirements of the Securities Act, any other applicable securities laws (including, but not limited to, those relating to the possession of material non-public information), and the provisions of this Agreement, and will not contain a legend restricting the resale or transferability of the Note Shares.

     (b) Purchaser will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Company (the “Notice of Conversion”). The Purchaser will not be required to surrender the Note until the Purchaser receives a credit to the account of the Purchaser’s prime broker through the DWAC system (as defined below), representing the Note Shares or until the Note has been fully satisfied. Each date on which a Notice of Conversion is telecopied or delivered to the Company in accordance with the provisions hereof shall be deemed a “Conversion Date.” Pursuant to the terms of the Notice of Conversion, the Company will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to the Company of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system within three (3) business days after receipt by the Company of the Notice of Conversion (the “Delivery Date”).

     (c) The Company understands that a delay in the delivery of the Note Shares in the form required pursuant to Section 9 hereof beyond the Delivery Date could result in economic loss to the Purchaser. In the event that the Company fails to direct its transfer agent to deliver the Note Shares to the Purchaser via the DWAC system within the time frame set forth in Section 9.1(b) above and the Note Shares are not delivered to the Purchaser by the Delivery Date, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late issuance of the Note Shares in the form required pursuant to Section 9 hereof upon conversion of the Note in the amount equal to $500 per business day after the Delivery Date. Notwithstanding the foregoing, the Company will not owe the Purchaser any late payments if the delay in the delivery of the Note Shares beyond the Delivery Date is solely out of the control of the Company and the Company is actively trying to cure the cause of the delay. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum amount permitted

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by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to a Purchaser and thus refunded to the Company.

     10. Registration Rights. The Company hereby grants registration rights to the Purchaser pursuant to a Registration Rights Agreement dated as of even date herewith between the Company and the Purchaser.

     11. Miscellaneous.

          11.1 Governing Law. THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. BOTH PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND THE RELATED AGREEMENTS ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM WITH SUCH STATUTE OR RULE OF LAW. ANY SUCH PROVISION WHICH MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT.

          11.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

          11.3 Successors. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Purchaser pursuant to Rule 144 or an effective registration statement. Purchaser may not assign its rights hereunder to a competitor of the Company.

          11.4 Entire Agreement. This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute

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the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          11.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          11.6 Amendment and Waiver.

     (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

     (b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

     (c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

          11.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

          11.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

     (a) upon personal delivery to the party to be notified;

     (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

     (c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

     (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

Attempted delivery of any notice or request hereunder by electronic transmission (including, but not limited to, electronic mail) or communications through the internet shall not constitute delivery hereunder. All communications shall be sent as follows:

If to the Company, to:	Acceris Communications Inc.
Scotia Plaza
40 King Street, Suite 3200

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Toronto, Ontario, Canada M5H 3Y2
Attention: Chief Financial Officer Facsimile: (416) 866-3050

with a copy to:

Acceris Communications Inc.
8813 Ridge Road
Bethesda , Maryland 20817-3235
Attention: David Silverman
Facsimile: (301) 365-3638

and:

Neal, Gerber & Eisenberg, LLP
Two North LaSalle Street, Suite 2200
Chicago, Illinois 60606
Attention: Arthur B. Muir, Esq. Facsimile: (312) 269-1747

If to the Purchaser, to:	Laurus Master Fund, Ltd.
c/o M&C Corporate Services Limited
P.O. Box 309 GT
Ugland House
George Town
South Church Street
Grand Cayman, Cayman Islands
Facsimile: 345-949-8080

with a copy to:

John E. Tucker, Esq.
825 Third Avenue 14th Floor
New York, NY 10022
Facsimile: 212-541-4434

or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

          11.9 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all reasonable out-of-pocket fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable out-of-pocket fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable out-of-pocket fees, costs and expenses of appeals.

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October 14, 2004

          11.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          11.11 Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          11.12 Broker’s Fees. Except as set forth on Schedule 11.12 hereof, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party as set forth in Section 8 hereof, for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11.12 being untrue.

          11.13 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

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October 14, 2004

     IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:	PURCHASER:

ACCERIS COMMUNICATIONS INC.	LAURUS MASTER FUND, LTD.

By:	By:
Name:	Name:
Title:	Title:

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October 14, 2004

EXHIBIT A

FORM OF CONVERTIBLE NOTE

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A-1

EXHIBIT B

FORM OF WARRANT

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B-1

EXHIBIT C

FORM OF ESCROW AGREEMENT

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October 14, 2004

C-1